UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  November 17, 2022

AVNET, INC.

(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code.)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $1.00 per share	AVT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 17, 2022, Avnet, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (“Annual Meeting”). The three proposals submitted to a vote of the shareholders at the Annual Meeting are described in the Company’s Proxy Statement filed in connection with the Annual Meeting. As of September 19, 2022, the record date, there were a total of 93,095,858 shares of common stock outstanding and entitled to vote at the Annual Meeting. Of the common stock entitled to vote, 86,786,378, or approximately 93.22% of the common stock, were represented in person or by proxy, which constituted a quorum under the Company’s By-Laws. Set forth below is a brief description of each matter voted on at the Annual Meeting, how the votes were cast and the final voting results with respect to each such matter.

Proposal 1 – The election of ten directors to serve on the Board of Directors until the next annual meeting and until their successors have been elected and qualified.

Director Nominees	For	Against	Abstain	Broker Non-Votes
Rodney C. Adkins	76,268,451	6,071,948	63,225	4,382,754
Carlo Bozotti	82,151,433	193,195	58,996	4,382,754
Brenda L. Freeman	81,278,181	1,046,668	78,775	4,382,754
Philip R. Gallagher	82,165,492	179,706	58,426	4,382,754
Jo Ann Jenkins	81,013,708	1,312,938	76,978	4,382,754
Oleg Khaykin	82,149,750	171,804	82,070	4,382,754
James A. Lawrence	80,038,440	2,302,345	62,839	4,382,754
Ernest E. Maddock	82,152,611	168,350	82,663	4,382,754
Avid Modjtabai	80,866,481	1,469,268	67,875	4,382,754
Adalio T. Sanchez	79,986,410	2,354,998	62,216	4,382,754

The shareholders elected all ten of the director nominees.

Proposal 2 – To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
79,329,018	2,995,098	79,508	4,382,754

The shareholders approved on a non-binding advisory basis executive compensation.

Proposal 3 –To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 1, 2023.

For	Against	Abstain
84,804,094	1,848,268	134,016

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2022	AVNET, INC.

	By:	/s/ Kenneth A. Jacobson
Name: Kenneth A. Jacobson
Title: Chief Financial Officer